UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2019

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA	02021
(Address of principal executive offices)	(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act .  ☐

Item 1.01	Entry into Material Definitive Agreement.

On November 21, 2019, Organogenesis Holdings Inc. (the “Company”) entered into an Underwriting Agreement, dated November 21, 2019 (the “Underwriting Agreement”), with Credit Suisse Securities (USA) LLC and SVB Leerink LLC, as representatives of the underwriters named in Schedule A thereto (the “Underwriters”), related to a public offering (the “Offering”) and pursuant to which, subject to satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, 9,000,000 shares (the “Firm Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at a price per share to the public of $5.00, less underwriting discounts and commissions. The net proceeds to the Company from the sale of the Firm Shares, after deducting underwriting discounts and commissions and other Offering expenses, are expected to be approximately $41.8 million.

The Company has also granted the Underwriters an option to purchase up to an additional 1,350,000 shares of Common Stock within thirty days after November 21, 2019 at the public offering price, less underwriting discounts and commissions (together with the Firm Shares, the “Shares”).

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-233621) filed with the Securities and Exchange Commission on September 4, 2019, as amended (the “Registration Statement”), and declared effective on September 23, 2019, as supplemented by a preliminary prospectus supplement filed on November 19, 2019 and a final prospectus supplement filed on November 22, 2019. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any shares of Common Stock.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company, the Company’s Registration Statement and the Offering of the Shares. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Company and the Underwriters expect to consummate the sale and purchase of the Firm Shares pursuant to the Underwriting Agreement on November 26, 2019.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The legal opinion of Foley Hoag LLP relating to the Shares being offered is filed herewith as Exhibit 5.1.

On November 19, 2019, the Company entered into a fee letter agreement (the “Letter Agreement”) with Avista Capital Partners IV, L.P. (“Avista IV”), Avista Capital Partners (Offshore) IV, L.P. (“Avista IV Offshore” and together with Avista IV, the “Avista Funds”) and Avista Capital Holdings, L.P., an affiliate of the Avista Funds (the “Management Company”), pursuant to which the Company agreed to pay the Management Company a fee in consideration for certain services rendered in connection with Investments (as defined below) in the Company that may be made by the Avista Funds. In connection with the Offering, the Underwriters agreed they would not be entitled to a discount or fee for the portion of the aggregate gross proceeds of the Investments sold to the Avista Funds.

Pursuant to the Letter Agreement, the Company is required to pay the Management Company a fee in an amount equal to the portion of the aggregate gross proceeds of the Investments sold to the Avista Funds, if any, multiplied by a rate equal to the rate of the Underwriters’ discount or spread in a Covered Offering (as defined below) without giving effect to any Investments sold to the Avista Funds (the “Fee”). No Fee is payable under the Letter Agreement if the Avista Funds do not participate in a Covered Offering. As used herein, “Investments” are defined as the purchase of Common Stock for cash pursuant to an offering (each, a “Covered Offering”) of Common Stock made by the Company pursuant to the Registration Statement on or before December 31, 2019. In connection with the Offering, the Avista Funds have agreed to purchase 6,000,000 Firm Shares in the Offering and the Company will be required to pay a Fee equal to approximately $1.7 million. Joshua Tamaroff, one of our directors, is an employee of the Management Company to which the Company will pay the Fee.

A copy of the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement.

Item 8.01	Other Events.

On November 19, 2019, the Company issued a press release announcing the commencement of the Offering. On November 21, 2019, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 21, 2019, by and among Credit Suisse Securities (USA) LLC and SVB Leerink LLC, as representatives of the underwriters named in Schedule A thereto.

5.1	Opinion of Foley Hoag LLP

10.1	Fee Letter Agreement dated November 19, 2019 by and among the Company, the Avista Funds and the Management Company

23.1	Consent of Foley Hoag LLP (included in Exhibit 5.1)

99.1	Press release issued by Organogenesis Holdings Inc. on November 19, 2019

99.2	Press release issued by Organogenesis Holdings Inc. on November 21, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Lori Freedman
Name:	Lori Freedman
Title:	Vice President and General Counsel

Date: November 22, 2019